                                                                   Exhibit 10.13

                             EXECUTIVE DEFERRAL PLAN

                                       OF

                               FIRST NORTHERN BANK

                                     Purpose

The purpose of this plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of First Northern Bank and its subsidiaries.

                                    Article 1
                                   Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean the sum of (i) the Deferral Amount and (ii) interest credited in accordance with all the applicable interest crediting provisions of this Plan, reduced by all distributions made in accordance with the Plan.

1.2 "Total Cash Compensation" shall mean the annual Base Salary and Annual Bonus compensation that is to be paid to a Participant for each Plan Year for employment services rendered to any Employer, determined as of the first day of the Plan Year, excluding commissions, overtime and nonmonetary awards, before reduction for compensation deferred pursuant to all nonqualified deferred compensation plans of any Employer.

1.3 "Base Rate" shall be 125% of the Moody's Rate. The Moody's Rate shall mean the interest rate determined by the Committee at any time before the commencement of each Plan Year. The Moody's Rate for the Plan Year shall be the most current monthly "Seasoned Corporate Bond" rate published by Moody's Investors Services, Inc., or any successor to that service, available prior to the announcement by the Committee. The Seasoned Corporate Bond rate is an economic indicator, based on an arithmetic average of the yield of representative bonds, including industrial, public utilities, Aaa, A, and Baa bonds, and is calculated as a monthly average of the composite yield.

1.4 "Beneficiary" shall mean the person or persons, trusts, estates, or other entities designated in accordance with Article 9, who is entitled to receive benefits under this Plan upon the death of a Participant.

1.5 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.6  "Board" shall mean the Board of Directors of the Company.

1.7  "Change in Control" shall have the meaning set forth in Section 13.3.

1.8  "Claimant" shall have the meaning set forth in Section 17.1.

1.9 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 16.

1.10 "Company" shall mean First Northern Bank.

1.11.1 "Deferral Amount" shall be the sum of all of a Participant's Base Annual Salary and/or Annual Bonus deferrals and Rollover Amount, if any.

1.12 "Deferral Commitment Period" shall mean the period described in Section 3.4 of this Plan.

1.13 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's long-term disability plan.

1.14 "Disability Benefit" shall mean the benefit set forth in Section 8.2.

1.15 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.16 "Employer" shall mean the Company and/or any subsidiaries of the Company that have been selected by the Board to participate in the Plan.

1.17 "Participant" shall mean any employee of an Employer (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are returned to and accepted by the Committee and (v) whose Plan Agreement has not terminated.

1.18 "Participation Year" shall mean with respect to any Participant, any Plan Year in which a Participant is at any time during such year a Participant.

1.19 "Plan" shall mean the Executive Deferral Plan of an Employer which shall be evidenced by this instrument and by each Plan Agreement.

1.20 "Plan Agreement" shall mean a written agreement, as amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.21 The "Plan Year" shall begin on January 1 and continue through December 31 of the same year.

1.22 Projected Benefit shall mean the Participant's Account Balance as of the first day of the month during which the Participant would have attained the age of sixty-five (65) years assuming all annual Deferral Amounts had been made and interest credited thereon at the Base Rate. The Base Rate used for the calculation of the projected Age 65 Account Balance shall be the most recent Base Rate in effect as of the date of the Participant's death. The Projected Benefit with respect to each Participant shall be based solely upon the Company's determination thereof. The Company at its sole discretion, may from time to time, modify the amount of each Participant's Projected Benefit.

1.23 "Retirement Benefit" shall mean the retirement benefit provided for in
     Article 5.

1.24 "Retirement" and "Retires" shall mean severance from employment with all Employers for any reason other than a leave of absence, death or a Disability that is not determined to be a permanent disability, on or after the earlier of (i) age fifty-five; or (ii) the determination that the Participant is permanently disabled under the Employer's long-term disability plan.

1.25 "Rollover Amount" shall mean the balance related to a Participant, if any, from the Employer's previous nonqualified deferred compensation plan(s).

1.26 "Survivor's Benefit" shall mean the benefit provided for in Article 6.

1.27 "Termination Benefit" shall mean the benefit provided for in Article 7.

1.28 "Termination of Employment" shall mean the cessation of employment, voluntarily or involuntarily, and, except as provided in Article 8 and
     Article 10, shall exclude cessation as a result of an authorized leave of absence, retirement, Disability or death.

1.29.1 "Unforeseeable Financial Emergency" shall mean an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence, all as determined in the sole discretion of the Committee.

                                    Article 2
                                   Eligibility

2.1  Selection by Committee. The Committee, in its sole discretion, shall
     ----------------------
     establish eligibility qualifications for participation in the Plan. Participation shall be limited to a select group of management and highly compensated employees of the Employer. All selected employees shall be entitled to participate in the Plan for the Plan Year in which they are selected, provided they deliver to the Committee and the Committee accepts, within 30 days of selection, all documents required by the Committee for acceptance into the Plan. Any selected employee who does not meet this 30-day time period shall become a Participant in the Plan commencing with the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.2  Enrollment Requirements. As a condition of participation, each Participant
     -----------------------
     so selected shall complete, sign and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, and shall comply with all further conditions that may be established by the Committee.

                                    Article 3
                     Deferral Commitments/Interest Crediting

3.1  Minimum Deferral. A Participant must defer during each Plan Year of the
     ----------------
     Deferral Commitment Period at least $2,000 of his or her Base Annual Salary or Annual Bonus. If a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, and if he so elects on the Election Form, the minimum deferral shall be an amount equal to $2,000, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2  Maximum Deferral. For each Plan Year of the Deferral Commitment Period, a
     ----------------
     Participant may defer up to 50% of Base Annual Salary and/or 100% of Annual Bonus. The Board, at its sole discretion, may increase the maximum deferral amount prior to any Plan Year.

3.3  Fixed Deferral Amount. In no event shall an annual deferral amount be
     ---------------------
     decreased during the Deferral Commitment Period. An annual deferral amount may only be increased (i) prior to the commencement of the Plan Year to which such annual deferral amount relates and (ii) with the approval of the Committee.

3.4  Deferral Commitment Period. The "Deferral Commitment Period" for each
     ----------------------------
     Participant shall be one Plan Year commencing with the Plan Year designated in the election form accepted by the Committee.

3.5  Withholding of Deferral Amounts. The portion of the Base Annual Salary
     -------------------------------
     elected to be deferred annually shall be withheld in equal amounts over the Plan Year. The portion of the Annual Bonus elected to be deferred annually shall be withheld in one lump sum.

3.6  FICA/Medicare Taxes. For each Plan Year of the Deferral Commitment Period,
     -------------------
     the Employer shall ratably withhold from that portion of the Participant's Base Annual Salary and/or Annual Bonus that is not being deferred, the Participant's share of FICA and Medicare taxes based on an amount equal to the Base Annual Salary and/or Annual Bonus before reduction by the amount deferred. If necessary, the Committee shall reduce the amount deferred in order to comply with this Section 3.6.

3.7  Interest Crediting Prior to Distribution. Prior to any distribution of
     ----------------------------------------
     benefits, interest shall be credited and compounded annually on a Participant's Account Balance at the Base Rate. For purposes of this crediting and compounding, all amounts deferred during a Plan Year shall be treated as having been deferred as of the beginning of the Plan Year. In the event of Retirement, Disability, death or a Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event.

3.8.1 Interest Crediting for Installment Distributions. In the event a benefit
      ------------------------------------------------
     is paid in installments under Articles 5, 6, 7 or 8, interest shall be credited on the undistributed portion of the Participant's Account Balance commencing on the first day of the month in which the Participant terminates employment using a fixed interest rate that is determined by averaging the Base Rates for the Plan Year in which installment payments commence and the three (3) preceding Plan Years. If a Participant has completed fewer than four (4) Plan Years, this average shall be determined using the Base Rates for the Plan Years during which the Participant participated in the Plan.

                                    Article 4
                       Unforeseeable Financial Emergencies

4.1  Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies. If
     ---------------------------------------------------------------------
     the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. (The payout shall not exceed the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit.) If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval.

                                    Article 5
                               Retirement Benefit

5.1  Eligibility for Retirement Benefit. A Participant who Retires shall receive
     ----------------------------------
     as a Retirement Benefit, in accordance with this Article, his Account Balance.

5.2  Retirement Benefit - Method of Payment. The Company shall pay the
     --------------------------------------
     Retirement Benefit to the Participant in the form elected by the Participant on the Election Form. The Company shall credit interest as described under Section 3.7 and 3.8.

5.3  Death Prior to Completion of Retirement Benefit. If the Participant dies
     -----------------------------------------------
     after Retirement and prior to the completion of the Retirement Benefit payments, the retired Participant's designated Beneficiary will receive any unpaid Retirement Benefit payments due the Participant, either at the times they were to be received by the Participant, or a present value equivalent, discounted using the rate described in Section 3.8 calculated as of the date of death, in a lump sum, as determined by the Committee in its sole discretion.

                                    Article 6
                                Survivor Benefit

6.1  Eligibility for Survivor's Benefit. Except as provided in Section 6.4
     ----------------------------------
     below, if a Participant dies prior to (i) Retirement; (ii) Termination of Employment; or (iii) is determined to be permanently disabled pursuant to
     Article 8, the Participant's Beneficiary shall receive a Survivor's
     Benefit.

6.2  Survivor's Benefit - Amount. In the event of a Participant's death prior to
     ---------------------------
     a Termination of Employment and prior to the termination of the Plan, the amount of the benefit payable hereunder to such Participant's Beneficiary shall be the Participant's Account balance as of the date of his death.

6.3  Survivor's Benefit - Method of Payment. The Survivor's Benefit may be paid
     --------------------------------------
     in a lump sum, or in installments over a period of 60, 120, or 180 months at the sole discretion of the Committee. The lump sum payment shall be made, or installment payments shall commence within sixty (60) days of the date the Committee receives proof of the Participant's death, in such form as is acceptable by the Committee.

                                    Article 7
                               Termination Benefit

7.1  Eligibility for Termination Benefit. If a Participant experiences a
     -----------------------------------
     Termination of Employment prior to Retirement or Death, the Participant shall receive the Termination Benefit described in this Article.

7.2  Termination Benefit - Amount. The Company shall pay the Termination Benefit
     ----------------------------
     to the Participant in the form elected by the Participant on the Election Form. The Company shall credit interest as described under Section 3.7 and 3.8.

7.3.1 Termination Benefit - Method of Payment. The Termination Benefit shall be
      ---------------------------------------
     paid over 60 months beginning within ninety (90) days following the Termination of Employment with interest credited on the unpaid balance in the manner provided in Section 3.8.

                                    Article 8
                          Disability Waiver and Benefit

8.1  Disability Waiver.
     -----------------

     (a)  Eligibility. By participating in the Plan, all Participants are
          -----------
          eligible for this waiver.

     (b)  Waiver of Deferral: Credit. A Participant who is determined by the
          --------------------------
          Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Base Annual Salary deferral commitment that would otherwise have been withheld from a Participant's Base Annual Salary for the period during which the Participant suffers a Disability. In addition, the Participant's Account Balance shall be credited with any deficit in the Base Annual Salary deferral actually withheld for the Plan Year in which the Participant began suffering a Disability and the Base Annual Salary deferral for every Plan Year thereafter until the Disability ceases and the Participant returns to work, dies or is paid the Disability Benefit provided for in Section
          8.2. The last Election Form received and accepted by the Committee prior to the Disability shall determine the Base Annual Salary deferral for purposes of this Section 8.1 (b) .

     (c)  Termination of Disability and Return to Employment. If the
          --------------------------------------------------
          Participant's Disability ceases prior to the completion of a Plan Year, the Participant shall only be credited with the Base Annual Salary deferral for that Plan Year that he would have been credited with if he had not been Disabled and had had compensation withheld through to the date the Disability ceases. If the Participant returns to employment with an Employer, the Participant shall be obligated to complete the remaining portion of the Base Annual Salary deferral commitment, commencing with the month he or she returns to work.

8.2  Disability Benefit. A Participant suffering a Disability shall continue to
     ------------------
     be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right, in its sole and absolute discretion, to declare a Termination of Employment, or in the case of a Participant who is fifty-five or older at the time of the Committee's action, a Retirement, at any time after such Participant is determined to be permanently disabled under the Participant's Employer's long-term disability plan.

8.3

                                    Article 9
                                   Beneficiary

9.1  Beneficiary. Each Participant shall have the right, at any time, to
     -----------
     designate any person or persons as his or her Beneficiary or Beneficiaries (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant.

9.1.1 Beneficiary Designation: Change: Spousal Consent. A Participant shall
      ------------------------------------------------
     designate his or her Beneficiary or Beneficiaries by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3  Acknowledgment. No designation or change in designation of a Beneficiary
     --------------
     shall be effective until received, accepted and acknowledged in writing by the Committee.

9.4  No Beneficiary Designation. If a Participant fails to designate a
     --------------------------
     Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

9.5  Doubt as to Beneficiary. If the Committee has any doubt as to the proper
     -----------------------
     Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6  Discharge of Obligations. The payment of benefits under the Plan to a
     ------------------------
     Beneficiary shall fully and completely discharge the Employer from all further obligations under this Plan with respect to the deceased Participant and all of his or her Beneficiaries.

                                   Article 10
                                Leave of Absence

10.1 Paid Leave of Absence. If a Participant is authorized by the Participant's
     ---------------------
     Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Deferral Amount shall continue to be withheld during such paid leave of absence.

10.2 Unpaid Leave of Absence. If a Participant is authorized by the
     -----------------------
     Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status.

                                   Article 11
                         Employer/Participant Liability

11.1 General Assets. Amounts payable to a Participant shall be paid from the
     --------------
     general assets of the Participant's Employer exclusively.

11.2 Employer's Liability. The Participant's Employer's liability for the
     --------------------
     payment of benefits shall be defined only by this Plan, as entered into between the Participant's Employer and a Participant.

11.3.1 Limitation of Obligation. The Participant's Employer shall have no
       ------------------------
     obligation to a Participant under the Plan, except as expressly provided for in the Plan.

11.4 Participant Cooperation. The Participant must cooperate with any Employer
     -----------------------
     and the Committee in furnishing all information requested by such Employer and/or Committee in order to facilitate the payment of benefits, and the administration and operations of this Plan. Such information may include taking a physical examination, or other actions, and such cooperation shall extend beyond the termination of the Plan Agreement and the Participant Employee's participation in the Plan.

11.5.1 Unsecured General Creditor. Participants, their Beneficiaries and their
       --------------------------
     permitted heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of any Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of such Employer. The Participant's Employer's obligations under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

                                   Article 12
                           No Guarantee of Employment

12.1 No Guarantee of Employment. Nothing in this Agreement shall be construed as
     --------------------------
     creating a contract of employment or altering in any manner the employment relationship with a Participant which is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless otherwise expressly provided in a written employment agreement. All terms and conditions of a Participant's current employment shall remain the same. Nothing in this Plan creates, or is meant to create, any obligation on the part of the Participant's Employer to keep a Participant employed by the Participant's Employer or not to terminate a Participant at any time and for any reason.

                                   Article 13
                     Termination, Amendment or Modification

13.1 Termination. Any Employer reserves the right to terminate the Plan at any
     -----------
     time with respect to Participants employed by that Employer. Upon the termination of the Plan, all Plan Agreements shall terminate and a Participant's Account Balance shall be paid out in accordance with the benefits that the Participant would have received if the Participant had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired on the date of Plan termination. Prior to a Change in Control, the Employer shall have the right, at its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in monthly installments for up to 15 years, with interest credited as provided in
     Section 3.7 or 3.8 as applicable. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Base Rate for the Plan Year in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule.

13.2 Amendment. Any Employer may, at any time, amend or modify the Plan in whole
     ---------
     or in part with respect to that Employer, provided, however, that no amendment or modification shall be effective to decrease or restrict the present value equivalent, using the Base Rate for the Plan Year of the amendment or modification as the discount rate, of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Base Rate for the Plan Year of the amendment or modification as the discount rate, in a lump sum or pursuant to a different payment schedule.

13.3 Change in Control. A "Change in Control" shall be deemed to occur if:
     -----------------

     (a) any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 20% or more of the Company's capital stock entitled to vote in the election of directors;

     (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors still in office who were directors at the beginning of the period;

     (c) the Company is liquidated or consummates a merger or consolidation in which it is not the survivor;

     (d) substantially all of the assets of the Company and its subsidiaries, in the aggregate, are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in the Section 1563 of the Internal Revenue Code of 1986, as amended), in which the Company is a member.

13.4 Legal Fees to Enforce Rights After Change in Control. The Company is aware
     ----------------------------------------------------
     that upon the occurrence of a Change in Control, the Board (which might then be composed of new members) or a shareholder of any Employer, or of any successor corporation might then cause or attempt to cause an Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause an Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or the Participant's Employer has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, the Participant's Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or the Participant's Employer, or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

13.5 Effect of Payment. The full payment of the applicable benefit under
     -----------------
     Articles 5, 6, 7 or 8.2 of the Plan shall completely discharge all obligations to a Participant under this Plan and the Participant's Plan Agreement shall terminate.

                                   Article 14
                          Other Benefits and Agreements

14.1 Coordination with Other Benefits. The benefits provided for a Participant
     --------------------------------
     and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   Article 15
                     Restrictions on Alienation of Benefits

15.1 Nonassignability. Neither a Participant nor any other person shall have any
     ----------------
     right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts if any, payable hereunder, or any part thereof. No part of the amounts payable shall, prior to actual payment, be subject to any claims of creditors and, in particular, they shall not be subject to attachment, garnishment, seizure or sequestration by any creditor for the payment of any debts, judgments, obligations, alimony or separate maintenance owed by a Participant or any other person nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

                                   Article 16
                           Administration of the Plan

16.1.1 Committee Administration. The general administration of this Plan, as
       ------------------------
     well as construction and interpretation thereof, shall be the responsibility of the Committee, the number of members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of the Board.

16.2 Committee Authority. Subject to the Plan, the Committee shall from time to
     -------------------
     time establish rules, forms and procedures for the administration of the Plan. Except as otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder. The Committee's decisions shall be conclusive and binding upon all persons having or claiming to have any right or interest under the Plan.

16.3 Committee Indemnity. No member of the Committee shall be liable for any act
     -------------------
     or omission of any other member of the Committee, nor for any act or omission on his own part, excepting his or her own willful misconduct. The Employer shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, with the exception of expenses and liabilities arising out of his or her own willful misconduct.

16.4 Employer's Obligations to the Committee. To enable the Committee to perform
     ---------------------------------------
     its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, Disability or Termination of Employment, and such other pertinent facts as the Committee may require.

16.5 Agents. In the administration of this Plan, the Committee may, from time to
     ------
     time, employ agents and delegate to them such administrative duties as it sees fit and may, from time to time, consult with counsel who may be counsel to any Employer.

                                   Article 17
                                Claims Procedures

17.1 Presentation of Claim. Any Participant or Beneficiary of a deceased
     ---------------------
     Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts (i) credited to (or deducted from) such Claimant's Participant's Account Balance, or (ii) distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant.

17.2 Notification of Decision. The Committee shall consider a Claimant's claim
     ------------------------
     within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section 17.3.

17.3 Review of a Denied Claim. Within sixty (60) days after receiving a notice
     ------------------------
     from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

17.4 Decision on Review. The Committee shall render its decision on review
     ------------------
     promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

                                   Article 18
                                  Miscellaneous

18.1 Notice. Any notice or filing required or permitted to be given to the
     ------
     Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail to:

              First Northern Bank
              Attn: Barbara Carter
              195 North First Street
              Dixon, California 95620

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

18.2 Insurance. The Company may acquire an insurance policy on the life of the
     ---------
     Participant. The Company will be the owner and beneficiary of the policy. The Director will have no interest in or right to the policy.

18.3 Tax Consequences. The Company does not insure or guarantee the tax
     ----------------
     consequences of payments provided hereunder for matters beyond its control, and the Participant certifies that his decision to reduce and defer to receive his compensation is not due to any reliance upon financial, tax or legal advice given by the Company, and of its employees, agents, accountants or legal advisors.

18.4 Successors. The Plan shall be binding upon, and inure to the benefit of,
     ----------
     the Participant's Employer and its respective successors or assigns, and upon a Participant, the Participant's Beneficiaries and the Participant's permitted successors, assigns, heirs, executors and administrators.

18.5 Spouse's Interest. The interest in the benefits hereunder of a spouse of a
     -----------------
     Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

18.6 Guardian. If a benefit under this Plan is to be paid to a minor, a person
     --------
     declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person appropriate indemnification of the Participant's Employer (or former Employer) and the Committee. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit.

18.7 Governing Law. The Plan and Plan Agreement shall be governed by and
     -------------
     construed under the laws of the State of California as in effect at the time of their adoptions and executions, respectively.

18.8 Pronouns. Masculine pronouns wherever used shall include feminine pronouns
     --------
     and the singular shall include the plural.

18.9 Headings. The headings of the articles, sections and paragraphs of this
     --------
     Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

18.10 Validity. In the event any provision of this Plan shall be illegal or
      --------
     invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

IN WITNESS WHEREOF                                               has signed this
                  -----------------------------------------------
         Plan document this           day of                             , 2002.
                           -----------      -----------------------------

                                      First Northern Bank


                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------
                                                   (Officer of the Company)

                               First Northern Bank
                       2001 Executive Deferral Plan (EDP)
                                 Plan Agreement

     THIS PLAN AGREEMENT (this "Agreement"), is entered into as of             ,
                                                                   ------------
2001 between First Northern Bank (the "Employer") and
                                                      --------------------------
(the "Participant").

                                    Recitals

     A. The Participant is a key employee of the Employer, and the Employer desires to have the continued services and counsel of the Participant.

     B. The Employer has adopted, effective June 21, 2001, the Plan, and the Participant has been selected to participate in the Plan.

     C. The Participant desires to participate in the Plan.

                                    Agreement

NOW THEREFORE, it is mutually agreed that:

     1. Definitions. Unless otherwise provided in this Agreement, the
        -----------
capitalized terms in this Agreement shall have the same meaning as under the Plan's master plan document, as amended (the "Plan Document").

     2. Integrated Agreement; Parties Bound. The Plan Document a copy of which
        -----------------------------------
has been delivered to Participant, the Election Form and the Beneficiary Designation Form are hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document. This Agreement, the Election Form and the Beneficiary Designation Form, collectively, shall be considered one complete contract between the parties.

     3. Acknowledgment. The Participant hereby acknowledges that he or she has
        --------------
read and understands this Agreement, the Plan Document, the Election Form and the Beneficiary Designation Form.

     4. Election and Beneficiary Designation Forms. As conditions to
        ------------------------------------------
participation in the Plan, or to continue participation in the Plan (if the Participant is permitted to make additional deferrals), the Participant must complete, sign, date and return to the Committee (i) an Election Form, in which the Participant irrevocably elects to participate, or to continue to participate, in the Plan and elects one or more deferral amounts, (ii) a Beneficiary Designation Form, in which the Participant designates his or her beneficiaries, and (iii) two original copies of this Agreement (one of which shall be returned to the Participant).

     5. Authorization. The Participant hereby authorized the Employer to
        -------------
withhold and deduct from his or her Base Annual Salary and/or Annual Bonus the amounts specified in the Election Form, which amounts shall be withheld, deducted and credited in accordance with the provisions of the Plan.

     6. Successors and Assigns. This Agreement shall inure to the benefit of,
       -----------------------
and be binding upon, the Employer, its successors and assigns, and the Participant and his or her Beneficiaries.

     7. Governing Law. This Agreement shall be governed by and construed under
        -------------
the laws of the State of California, as in effect at the time of the execution of this Agreement.

     IN WITNESS WHEREOF, the Participant has signed and the Employer has accepted this Plan Agreement as of the date first written above.

                                                                   "PARTICIPANT"


Date:
     ----------------------       ----------------------------------------------
                                                      (Signature of Participant)


                                                 -------------------------------
                                                            (Type or Print Name)

AGREED AND ACCEPTED:
"EMPLOYER"


First Northern Bank, a California Corporation


By:
    ---------------------------------------------

Its:
    ---------------------------------------------

                               First Northern Bank
                       2001 Executive Deferral Plan (EDP)
                          Beneficiary Designation Form

The designation of a Beneficiary(ies) may have significant estate and gift tax consequences. It is advisable to seek the advice of your professional advisor familiar with the estate and gift tax consequences of nonqualified retirement plans before designating your Beneficiary(ies).

The undersigned, a Participant in the above-captioned plan (the "Plan"), hereby designates as Primary Beneficiary(ies) and Contingent Beneficiary(ies) under that Plan the following persons: (Please attach additional sheets if necessary.)

===========================================================================================
                                                                            Social Security
               Name                Relationship         Date of Birth           Number
-------------------------------------------------------------------------------------------
Primary Beneficiary (ies)
-------------------------------------------------------------------------------------------
1)
-------------------------------------------------------------------------------------------
2)
-------------------------------------------------------------------------------------------
3)
-------------------------------------------------------------------------------------------
4)
===========================================================================================
Contingent Beneficiary (ies)
-------------------------------------------------------------------------------------------
1)
-------------------------------------------------------------------------------------------
2)
-------------------------------------------------------------------------------------------
3)
-------------------------------------------------------------------------------------------
4)
===========================================================================================

The Beneficiary Designation is effective until the Participant files another such designation with the Committee and that Beneficiary Designation is acknowledged and accepted by the Committee. Upon acknowledgement and acceptance
                                            -----------------------------------
by the Committee, any previous Beneficiary Designations are hereby revoked.
---------------------------------------------------------------------------


Date:
     ----------------------         --------------------------------------------
                                              (Signature of Participant)

                                    --------------------------------------------
                                                 (Type of Print Name)

The Participant acknowledges that any change of Beneficiary will not be effective until acknowledged and accepted in writing by the Committee in the space provided below:

Beneficiary Designation herein acknowledged and accepted on               , 2002
                                                           ---------------

Employer: First Northern Bank       Committee Member:


                                    --------------------------------------------
                                              (Signature of Participant)

                                    --------------------------------------------
                                                 (Type of Print Name)

                               First Northern Bank
                       2001 Executive Deferral Plan (EDP)
                          Beneficiary Designation Form

          I,                     , am the spouse of                          , a
            ---------------------                   -------------------------
Participant in the First Northern Bank 2001 Deferred Compensation Plan. I acknowledge that my spouse has named someone other than me as a primary beneficiary in connection with that Plan, and I hereby approve of that designation. I agree that the designation shall be binding upon me with the same effect as if I had personally executed said designation.


Date:
      ------------------                   -------------------------------------
                                                    (Signature of Spouse)

                                           -------------------------------------
                                                     (Type or Print Name)

                               First Northern Bank
                       2001 Executive Deferral Plan (EDP)
                                  Election Form

I acknowledge that as an employee of First Northern Bank or a participating subsidiary, I have been offered an opportunity to participate in the 2001 Executive Deferral Plan (the "Plan"). I will participate in the 2001 Executive Deferral Plan and irrevocably authorize my Employer to make the appropriate deductions, as indicated on this form, from my paycheck and/or Annual Bonus check.

I agree to defer $                    of my Base Annual Salary (must be at least
                  -------------------

$2,000) effective                  .
                  -----------------

I agree to defer $              of my Annual Bonus (must be at least $2,000)
                  -------------

paid on                   .
        ------------------


Date:
      -----------------------------         ------------------------------------
                                                 (Signature of Participant)

                                            ------------------------------------
                                                    (Type or Print Name)

                             EXECUTIVE DEFERRAL PLAN

                                       OF

                               FIRST NORTHERN BANK

                             Form of Benefit Payment

I elect to receive benefits under the Agreement in the following form:

[Initial One]


     Lump Sum
----

     Equal monthly installment for Sixty (60) months
----

     Equal monthly installments for One Hundred Twenty (120) months
----

     Equal monthly installments for One Hundred Eighty (180) months
----

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement without written approval of the Board of Directors of First Northern Bank.


Date:
      --------------------------              ----------------------------------
                                                  (Participant's Signature)

                                              ----------------------------------
                                                     (Type or Print Name)